497(e)
                                                                       333-72632
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SUPPLEMENT DATED AUGUST 15, 2008 TO
PROSPECTUSES DATED MAY 1, 2008 FOR

MONY VARIABLE ANNUITY

ISSUED BY:

MONY LIFE INSURANCE COMPANY
MONY LIFE INSURANCE COMPANY OF AMERICA

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This Supplement modifies certain information in the above-referenced
Prospectuses and Statements of Additional Information, dated May 1, 2008 (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

DISCONTINUATION OF MONY VARIABLE ANNUITY
----------------------------------------

Effective August 18, 2008, we are no longer offering this Contract to new participants of existing Qualified Plans (including SIMPLE IRA or SEP IRA Plans). We will continue to accept Purchase Payments under existing Contracts.


















                          MONY Life Insurance Company
                     MONY Life Insurance Company of America
                      Copyright 2008. All rights reserved.

                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-314-1234

IF (SAR)                                                                x02136